U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 1, 2005
                                ----------------



                             PACIFIC FUEL CELL CORP.
                             -----------------------
        (Exact name of small business issuer as specified in its charter)



          Nevada                       0-28031                  80-0043875
          ------                       -------                  ----------
State or other jurisdiction     Commission File Number     (IRS Employer ID No.)
     of incorporation)


                               131 N. Tustin Ave.
                                    Suite 100
                                   Tustin, CA
                                   ----------
                    (Address of principal executive offices)

                                      92780
                                      -----
                                   (Zip Code)


                                 (714) 564-1693
                                 --------------
                           (Issuer's Telephone Number)


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Item 8.01  Other Events

     On November 1, 2005, we issued a press release reporting that we entered into an agreement with Bourne, Inc. whereby the parties have agreed to work together to develop commercially practical MEA products. A copy of such press release is attached, and incorporated herein by reference, as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Number   Exhibit
------   -------

99.1     Press Release of Pacific Fuel Cell Corporation Dated November 1, 2005.

                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        PACIFIC FUEL CELL CORP.
                                        (Registrant)

                                        Dated: November 1, 2005


                                        By:s/ Ken Inouye
                                           ------------------------------------
                                           Ken Inouye, Secretary